United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                               September 28, 2004
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                                   FNB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


          000-49693                                    92-2115369
   ------------------------                 ---------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)


           975 El Camino Real, South San Francisco, California   94080
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

           On September 28, 2004, FNB Bancorp (the holding company for First National Bank of Northern California), announced that its Board of Directors has declared a quarterly cash dividend of twelve cents per share on the Company's Common Stock totaling $298,145.64. The dividend is payable on November 15, 2004 to shareholders of record as of October 29, 2004. A copy of the news release dated September 28, 2004 announcing the declaration of the dividend is attached hereto as Exhibit 99.22 and is incorporated here by reference.


Item 9.01  Financial Statements and Exhibits.

           99.22 News release dated September 28, 2004 announcing the cash dividend payable November 15, 2004.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FNB BANCORP  (Registrant)


Dated:  September 28, 2004.                     By: /s/ JAMES B. RAMSEY
                                                    ----------------------------
                                                    James B. Ramsey
                                                    Senior Vice President and
                                                    Chief Financial Officer

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